U.S. SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549





                                     FORM 8-K/A



                                    Current Report
                         Pursuant to Section 13 or 15 (d) of
                       The Securities and Exchange Act of 1934

    Date of Report (Date of earliest event reported):  February 10, 2000


                               ANTENNA PRODUCTS, INC.
              (Exact name of registrant as specified in its charter)


                                     Delaware
                (State of other jurisdiction of incorporation)


        0-12866		                                		75-1907070
(Commission File Number)		               (IRS Employer Identification No.)


                                1209 Orange Street
                           Wilmington, Delaware         19801
       (Address of Principal Executive Officers)     (Zip Code)




Registrant's telephone number, including area code:   (940) 325-330


Item 2.  Acquisition or Disposition of Assets

API Acquisition Corp., a Texas Corporation and 80% owned subsidiary of Antenna Products, Inc., purchased the assets and business of The
Upholstery Shop, Inc. on January 27, 2000. The assets purchased included the machinery, equipment and inventory. No land or buildings were included as part of this acquisition. The business will continue to operate in the existing facility at 326 North Highway 377, Roanoke, Texas under a lease agreement. The assets were purchased for the amount of $2,000,000. The purchase price was based on the performance of The Upholstery Shop in the two previous fiscal years and the potential for future earnings.
The transaction was financed by $2,000,000 in loans from The Frost National Bank, San Antonio, Texas to API Acquisition Corp. that are guaranteed by Antenna Products, Inc. and otherwise secured by a pledge of assets of Antenna Products, Inc. subsidiaries.

Brian Perryman, the principal shareholder of The Upholstery Shop, Inc., owns 20% of API Acquisition Corp. and will stay on as Vice President and General Manager, responsible for day to day operations. Prior to the purchase of The Upholstery Shop, there were no material relationships between Mr. Perryman and Antenna Products, Inc. or any of its affiliates, any director or officer of Antenna Products, Inc., or any associate of any such director or officer.

The Upholstery Shop provides complete refurbishment for a full range of corporate and executive aircraft interiors. The range and scope of these services include design and fabrication of seats, side panels, headliners and cabinets, as well as the installation of varous interior electronics and entertainment systems. The Upholstery Shop removes existing interiors of aircraft and installs new interiors designed to customer specifications and coordinates the refurbishment of exteriors for customers when required. The Upholstery Shop provides this service on virtually all executive and corporate class aircraft, including, but not limited to:
Lear, Cessna, Gulfstream, Galaxy, Dassault, and Bombardier. The refurbishments are diverse with the lower range being minor upgrading of Lear 25's to total interior upgrading of the larger aircraft to the Gulfstream and Falcon family. API Acquisition Corp, intends to continue to operate said Upholstery Shop business.

Item  7.  Financial Statements and Exhibits.

The financial statements required by this Item 7 are attached to this Current Report on Form 8-K. The financial statements filed herewith are:

(a) Financial Statements of Businesses Acquired.

    The Upholstery Shop, Inc.
    -  Independent Auditor's Report
    -  Balance Sheets as of December 31, 1999 and 1998
    -  Statements of Income for the Years Ended December 31, 1999 and 1998
    - Statements of Stockholders' Equity for the Years Ended December 31, 1999 and 1998
    -  Statements of Cash Flows for the Year Ended December 31, 1999 and 1998
    -  Notes to Financial Statements

(b) Pro Forma Financial Statements.

    Pro forma Antenna Products, Inc./The Upholstery Shop, Inc.
    - Unaudited Pro Forma Condensed Balance Sheets as of November 30, 1999
    - Unaudited Pro Forma Condensed Statements of Income for the Six Months Ended November 30, 1999 and for the Year Ended May 31, 1999

(c)  Exhibits
     Incorporated by reference to Form 8-K filed February 10, 2000.




                          THE UPHOLSTERY SHOP, INC.

                              FINANCIAL REPORT

                             DECEMBER 31, 1999



                               C O N T E N T S


                                                      Page


INDEPENDENT AUDITOR'S REPORT                           	1

FINANCIAL STATEMENTS

	Balance Sheets                                        	2

	Statements of Income                                  	3

	Statements of Stockholders' Equity                    	4

	Statements of Cash Flows                              	5

	Notes to Financial Statements                         	7




                           INDEPENDENT AUDITOR'S REPORT


To the Stockholders
The Upholstery Shop, Inc.
Roanoke, Texas

We have audited the accompanying balance sheets of The Upholstery Shop, Inc. as of December 31, 1999 and 1998, the related statements of income, stockholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Upholstery Shop, Inc. as of December 31, 1999 and 1998, and the results of its operations and cash flows for the years then ended in conformity with generally accepted accounting principles.



WEAVER AND TIDWELL, L.L.P.

Fort Worth, Texas
March 25, 2000

3418



                          THE UPHOLSTERY SHOP, INC.

                               BALANCE SHEETS
                         DECEMBER 31, 1999 AND 1998


                                             1999           1998
                          ASSETS             ----           ----
                          ------


CURRENT ASSETS
 Contracts receivable                       $   103,433    $         -
 Costs and estimated earnings in excess
  of billings on contracts in progress          181,190        311,930
 Refundable payroll taxes                        76,166              -
 Other                                            3,310            310
                                             -----------    ----------
      Total current assets                      364,099        312,240


PROPERTY AND EQUIPMENT, at cost
   Machinery and equipment                       35,806         35,806
   Vehicles                                      56,704         56,704
                                              ---------      ---------
                                                 92,510         92,510

   Less accumulated depreciation                 58,725         41,304
                                              ---------      ---------
                                                 33,785         51,206
                                              ---------      ---------
TOTAL ASSETS                                  $ 397,884      $ 363,446


         LIABILITIES AND STOCKHOLDERS' EQUITY
         ------------------------------------

CURRENT LIABILITIES
 Outstanding checks in excess of bank balance $  38,394      $   30,674
 Line of credit                                  75,000          70,001
 Current portion of long-term debt               19,198           6,945
 Accounts payable trade                          83,703         137,853
 Accrued liabilities                              3,210           3,606
 Billings in excess of costs and estimated
  earnings on contracts in progress                   -         124,986
                                              ---------       ---------
       Total current liabilities                219,505         374,065

LONG-TERM DEBT                                        -          19,198
STOCKHOLDERS' EQUITY
 Common stock, $1 par value, 1,000 shares
  authorized, issued and outstanding              1,000           1,000
 Retained earnings                              663,567         241,409
                                              ---------        --------
                                                664,567         242,409

 Less stockholder receivable                    486,188         272,226
                                              ---------       --------
                                                178,379         (29,817)
                                              ---------       --------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY    $ 397,884       $ 363,446

The notes to Financial Statements are an integral part of these statements.


                       THE UPHOLSTERY SHOP, INC.

                         STATEMENTS OF INCOME
               YEARS ENDED DECEMBER 31, 1999 AND 1998



                                                    1999           1998
                                                    ----           ----

Revenues earned                                 $ 3,632,538     $ 4,821,917

Cost of revenues earned                           2,935,518       4,445,184
                                                -----------     -----------
     Gross profit                                   697,020         376,733
                                                -----------     -----------

OPERATING EXPENSES
 General and administrative expense                 257,300         219,451
 Depreciation                                        17,421          15,682
                                                -----------     -----------
                                                    274,721         235,133
                                                -----------     -----------
    Income from operations                          422,299         141,600


OTHER INCOME (EXPENSE)
 Interest income                                        400             995
 Rental income                                        7,800           7,800
 Interest expense                                    (8,341)         (6,392)
                                                -----------     -----------
NET INCOME                                      $   422,158     $   144,003
                                                ===========     ===========

The Notes to Financial Statements are an integral part of these statements


                             THE UPHOLSTERY SHOP, INC.
                        STATEMENTS OF STOCKHOLDERS' EQUITY
                       YEARS ENDED DECEMBER 31, 1999 AND 1998


                                        Common     Retained
                                        Stock      Earnings     Total
                                        ------     --------     -----

BALANCE,
  December 31, 1997                     $  1,000   $ 97,406     $ 98,406

  Net income                                   -    144,003      144,003
                                        --------   --------     --------

BALANCE,
 December 31, 1998                         1,000    241,409      242,409

 Net income                                    -    422,158      422,158
                                        --------   --------     --------

BALANCE,
 December 31, 1999                      $  1,000   $663,567     $664,567
                                        ========   ========     ========

The Notes to Financial Statements are an integral part of these statements


                            THE UPHOLSTERY SHOP, INC.
                            STATEMENTS OF CASH FLOWS

                    YEARS ENDED DECEMBER 31, 1999 AND 1998


                                                  1999            1998
                                                  ----            ----
CASH FLOWS FROM OPERATING ACTIVITIES
 Cash received from customers                 $ 3,656,845     $ 4,617,848
 Rent received                                      7,800           7,800
 Interest received                                    400             995
 Cash paid to suppliers and employees          (3,362,796)     (4,370,440)
 Interest paid                                     (8,341)         (6,392)
 Rent paid                                        (78,000)        (70,000)
                                              ------------    ------------

     Net cash provided
      by operating activities                      215,908         179,811

CASH FLOWS FROM INVESTING ACTIVITIES

 Capital expenditures                                    -         (26,452)
                                              ------------     ------------

    Net cash used in
       investing activities                              -         (26,452)

CASH FLOWS FROM FINANCING ACTIVITIES
 Net short-term borrowing                            4,999          70,000
 Advance to shareholder                           (213,962)       (221,488)
 Principal paid on long-term debt                   (6,945)         (1,871)
                                               ------------     -----------

     Net cash used in
       financing activities                       (215,908)       (153,359)
                                               ------------     ----------

     Net increase in cash                                -               -

CASH, beginning of period                                -               -

CASH, end of period                            $         -      $        -
                                               -----------      -----------


The Notes to Financial Statements are an integral part of these statements.

                           THE UPHOLSTERY SHOP, INC.
                           STATEMENTS OF CASH FLOWS

                   YEARS ENDED DECEMBER 31, 1999 AND 1998


                                                   1999           1998
                                                   ----           ----

RECONCILIATION OF NET INCOME TO NET
CASH PROVIDED BY OPERATING ACTIVITIES

 Net income                                     $ 422,158         $ 144,003

 Adjustments to reconcile net income to
  net cash provided by operating activities

  Depreciation                                     17,421            15,682
  Changes in operating assets and liabilities
   Contracts receivable                          (103,433)                -
   Costs and estimated earnings in excess
    of billings on contracts in progress          130,740          (207,634)
  Refundable payroll taxes                        (76,166)                -
  Other                                            (3,000)            3,565
  Outstanding checks in
   excess of bank balance                           7,720             1,038
  Accounts payable                                (54,150)          112,443
  Accrued liabilities                                (396)              781
  Billings in excess of costs and estimated
   earnings on contracts in progress             (124,986)          109,933

        Net cash provided
         by operating activities                $ 215,908          $179,811



The Notes to Financial Statements are an integral part of these statements



                            NOTES TO FINANCIAL STATEMENTS


NOTE 1.   SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations
--------------------
The Upholstery Shop, Inc.'s (the Company) operations consist primarily of contracting to refurbish the interiors of corporate and private jets. As a result, the Company derives a substantial portion of its revenue and has a substantial portion of its receivables with the individuals or entities that own those jets. The length of the contracts vary but are typically less than one year. The Company's operations are performed in Texas for customers throughout the country.

Accounting Basis for Revenue Recognition
----------------------------------------
Revenue on contracts is recognized on the basis of the Company's estimates of the percentage of completion of individual contracts. That portion of the total contract price that is recognized as revenue is based upon net contract costs incurred as a percentage of net estimated costs. That method is used because management considers total cost to be the best available measure of progress on the contracts.

Contract costs include all direct material and labor costs and those indirect costs related to contract performance, such as indirect labor, supplies, tools, and repairs. General and administrative costs are charged to expense as incurred. Provisions for estimated losses on contracts in progress are made in the period in which such losses are determined. Changes in job performance, job conditions, and estimated profitability may result in revisions to costs and income, which are recognized in the period in which the revisions are determined.
Changes in estimated job profitability resulting from job performance, job conditions, contract penalty provisions, claims, change orders, and settlements, are accounted for as changes in estimates in the current period.

Depreciation
------------
Depreciation is computed using primarily the straight-line method. Estimated useful lives for the major categories of depreciable assets are as follows:

			Machinery and equipment	5    years
			Vehicles	               5    years


Income Taxes
------------
The Company has elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code. Accordingly, the financial statements do not include a provision for federal income taxes because the Company does not incur federal income taxes. Instead, its earnings and losses are included in the stockholders' personal federal income tax returns. The Company is subject to state income tax on the portion of its income earned in Texas.

Cash Flows Presentation
-----------------------
For purposes of the statement of cash flows, time deposits that mature in three months or less and certificates of deposit are considered cash and cash equivalents.

Accounts Receivable
--------------------
The Company has not provided an allowance for doubtful accounts. All receivables considered doubtful have been charged to current operations and it is management's opinion that no additional material amounts are doubtful of collection.

Advertising
-----------
Advertising costs are expensed as incurred. Total advertising costs included in general and administrative expenses for the years ended December 31, 1999 and 1998, are $3,980 and $3,428, respectively.

Concentration of Credit Risk
----------------------------
The Company maintains its cash in bank deposit accounts that, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts. The Company believes it is not exposed to any significant credit risk on cash and cash equivalents.

Use of Estimates
----------------
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 2.   CONTRACTS RECEIVABLE

At December 31, contracts receivable consist of the following:

                      					      1999     	       1998
		Completed contracts					$     64,080	         $      -
		Contracts in progress		       39,353 	               -
                          ------------          ----------
	                         $    103,433       	  $      -


NOTE 3.   RELATED PARTY TRANSACTIONS

In 1998, the Company purchased materials and services from an entity related through common ownership totaling $367,639. Those expenses were included in contract costs for 1998. No purchases were made in 1999.

The Company rents office and warehouse facilities owned by the stockholders of the Company on a month-to-month basis. Rental expense on these facilities for 1999 and 1998 was $78,000 and $70,000, respectively.


NOTE 4.   CONTRACTS IN PROGRESS

	Information with respect to contracts in progress follows:

                                   					     1999     	      1998

Cost incurred on contracts in progress			$  252,184	     $  766,195
Estimated earnings thereon           	       68,359	        276,678
                                         ----------      ----------
					                                       320,543      	1,042,873
		Less billings applicable thereto	        (139,353)	     ( 855,929)
                                         ----------      -----------
					                                    $  181,190	     $  186,944
                                          =========      ===========

These amounts are included in the accompanying balance sheet under the following captions:

                                       					   1999    	    1998


		Costs and estimated earnings in excess
			of billings on contracts in progress	    $181,190	      $311,930
		Billings in excess of costs and estimated
			earnings on contracts in progress	              -  	    (124,986)
                                            --------       ---------
             					                          $181,190	      $186,944
                                            ========       =========

NOTE 5.   LINE OF CREDIT AND LONG-TERM DEBT

The line of credit and long-term debt at December 31 consist of the following:

                                    					    1999         	   1998


Line of credit to bank, due on November
11, 1999, subsequently renewed through
March 13, 2000, including interest at
9.50%, secured by equipment.	              $  75,000      	$  70,001

Loan to credit institution, due on
February 11, 2000, including interest at
10.50%, secured by an auto.	                  19,198	         26,143
                                           ---------       ---------
					                                         94,198          96,144
		Less current maturities	                    94,198          76,946
                                           ---------        --------
					                                      $       -       	$  19,198
                                           =========        =========

NOTE 6.   SUBSEQENT EVENTS

On January 27, 2000, certain assets and the operations of the Company were purchased by API Acquisition Corp. for $2,000,000.






          PRO FORMA ANTENNA PRODUCTS, INC./THE UPHOLSTERY SHOP, INC.


On January 27, 2000, API Acquisition Corp., a Texas Corporation and 80% owned subsidiary of Antenna Products, Inc., purchased the assets and business of The Upholstery Shop, Inc. on January 27, 2000. The assets purchased included the machinery, and equipment. No land or buildings were included as part of this acquisition. The business will continue to operate in the existing facility at 326 North Highway 377, Roanoke, Texas under a lease agreement. The assets were purchased for the amount of $2,000,000.
The purchase price was based on the performance of The Upholstery Shop in the two previous fiscal years and the potential for future earnings. The transaction was financed by $2,000,000 in loans from The Frost National Bank, San Antonio, Texas to API Acquisition Corp. that are guaranteed by Antenna Products, Inc. and otherwise secured by a pledge of assets of Antenna Products, Inc. subsidiaries.

The transaction will be accounted for as a purchase. The purchase price will be allocated to the underlying assets purchased and liabilities assumed based on their fair market values at the acquisition date.

The following table summarizes the net assets purchased in connection with The Upholstery Shop, Inc. acquisition and the amount attributable to cost in excess of net assets acquired:

	Machinery & Equipment	       	$   121,110
	Autos & Trucks			             $    53,890
	Non Compete Agreement		       $    75,000
	Good Will				                 $ 1,750,000


The following shows the unaudited pro forma condensed balance sheets of Antenna Products, Inc. and The Upholstery Shop, Inc. as of November 30, 1999 and assumes the Upholstery Shop, Inc. acquisition occurred on June 1, 1998:

             UNAUDDITED PRO FORMA CONDENSED BALANCE SHEETS
                                 OF
           ANTENNA PRODUCTS, INC. AND THE UPHOLSTERY SHOP, INC.
                        AS OF NOVEMBER 30, 1999



                     Antenna           The
                     Products, Inc.    Upholstery   Pro forma    Pro forma
                                       Shop, Inc.   Adjustments  Consolidated
                     --------------    ----------   -----------  ------------

Current Assets       $    3,964,973    $  364,099   $   110,460  $  4,439,532

Property & Equipment, net 2,243,396        33,785       106,215     2,383,396

Intangibles                                           1,693,333     1,693,333
                         ----------     ----------   ---------     ----------
 Total Assets            $6,208,369     $  397,884   $1,910,008    $8,516,261

                         ==========      =========    =========     =========
Current Liabilities       1,253,426        219,505      (66,521)    1,406,410

Long-term Debt            1,626,427                   2,000,000     3,626,427

Deferred Income Taxes       460,462                                   460,462

Minority Interest                                        30,982        30,982

Shareholders' Equity      2,868,054        178,379      (54,453)    2,991,980
                         ----------     ----------   -----------   ----------
                         $6,208,369     $  397,884   $1,910,008    $8,516,261
                         ==========     ==========   ===========   ==========

Pro forma adjustments were made to eliminate assets and facilities not purchased in the acquisition, to recoed depreciation and amortization on the identifiable assets purchased and excess of purchase price assigned to Goodwill, and to adjust for income taxes and minority interest.


The following unaudited pro forma condensed statements of income for the six months ended November 30, 1999 and for the year ended May 31, 1999 and assumes The Upholstery Shop, Inc. acquisition occurred on June 1, 1998.


            UNAUDITED PRO FORMA CONDENSED STATEMENTS OF INCOME
                   SIX MONTHS ENDED NOVEMBER 30, 1999


                         Antenna        The
                         Products,Inc.  Upholstery   Pro forma    Pro forma
                                        Shop, Inc.   Adjustments  Consolidated
                         -------------  -----------  -----------  ------------
Sales and Contract
 Revenues                2,818,191      1,816,269                 4,634,460

Cost of Sales and
 Contract Revenues       2,036,021      1,467,759                 3,503,780

Sales and Administration
 Expenses                  706,931        137,361       83,334      927,626

Other income (expense)    (101,894)           (70)                 (101,964)

Income (loss) before taxes (26,655)       211,079      (83,334)     101,090

Provision for income taxes                              34,371       34,371

Minority interest                                      (18,675)     (18,675)

Net income                 (26,655)       211,079     (136,380)      48,044

Earnings per common share    (0.01)        211.08                      0.03

Weighted average number of
 shares outstanding      1,902,928          1,000                 1,902,928



             UNAUDITED PRO FORMA CONDENSED STATEMENTS OF INCOME
                    FOR THE YEAR ENDED MAY 31, 1999


                         Antenna         The
                         Products, Inc.  Upholstery   Pro forma   Pro forma
                                         Shop, Inc.   Adjustments Consolidated
                         --------------  -----------  ----------- ------------
Sales and Contract
 Revenues                 7,786,911       4,326,343                12,113,254

Cost of Sales and
 Contract Revenues        5,896,240       3,816,157                 9,712,397

Sales and Administration
 Expenses                 1,311,583         251,628    166,667      1,729,878

Other income (expense)     (220,318)          1,343                  (218,975)

Income before taxes         358,770         259,901   (166,667)       452,004

Provision for income
 taxes                      124,401                     31,700        156,101


Minority interest                                      (12,307)      (12,307)

Net income                  234,369         259,901    (210,674)     283,596

Earnings per common share      0.13          259.90                      0.15

Weighted average number of
 shares outstanding       1,862,928           1,000                 1,862,928


                               SIGNATURES

	Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   						Antenna Products, Inc.





Date:  April 12, 2000								          s/o/f:______________________________
                                  					Clark D. Wraight, Vice President and
				                                   	Principal Financial Officer